UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

July 29, 2003
Date of Report (Date of earliest event reported)

HAGGAR CORP.
(Exact name of registrant as specified in the charter)

NEVADA

0-20850

75-2187001

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6113 Lemmon Avenue
Dallas, Texas 75209
(Address of principal executive offices including zip code)

(214) 352-8481
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)          Exhibits.

99  -  Press release dated July 29, 2003.

Item 9. Regulation FD Disclosure.

On July 29, 2003, Haggar Corp. (together with its subsidiaries, the “Company”) issued the press release attached hereto as Exhibit 99.

The information furnished under this “Item 9. Regulation FD Disclosure” is also intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC release No. 33-8216.

The table following this narrative sets forth information concerning the quarterly and annual consolidated operating results of the Company for the fiscal year ended September 30, 2002, together with projected quarterly and annual consolidated operating results for the fiscal year commencing October 1, 2002, and ending September 30, 2003.  The projections for fiscal 2003 are based on the Company’s historical operating performance, current trends and the Company’s internal operating budget for 2003.

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts contained in this report, including statements of the Company’s projected quarterly and annual consolidated operating results and future financial position, are forward-looking statements.  The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements.  The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs.  These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions that could affect the results of the Company or the apparel industry generally and could cause the Company’s expected results to differ materially from those expressed in this Current Report on Form 8-K.  These risks, uncertainties and assumptions include, among other things:

•                  changes in general business conditions,

•                  changes in the performance of the retail sector in general and the apparel industry in particular,

•                  seasonality of the Company’s business,

•                  changes in retailer and consumer acceptance of new products and the success of advertising, marketing, and promotional campaigns,

•                  impact of competition in the apparel industry,

•                  availability and cost of raw materials,

•                  changes in laws and other regulatory actions,

•                  changes in labor relations,

•                  political and economic events and conditions domestically or in foreign jurisdictions in which the Company operates or has apparel products manufactured, including, but not limited to, acts of terrorism, war, or insurrection,

•                  unexpected judicial decisions,

•                  changes in interest rates and capital market conditions,

•                  acquisitions or dissolution of business enterprises, including the ability to integrate acquired businesses effectively,

•                  natural disasters, and

•                  unusual or infrequent items that cannot be foreseen or are not susceptible to estimation.

In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.  Accordingly, readers are cautioned not to place undue reliance on such forward-looking statements.  The Company cautions that the quarterly and annual projections included in this report are given as of the date hereof based on currently available information.  The Company undertakes no obligation to update any such statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.  Investors should also consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K, as amended, filed with the Securities and Exchange Commission on December 20, 2002.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 9 and the information intended to be furnished pursuant to Item 12 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

HAGGAR CORP.

QUARTERLY & ANNUAL PROJECTIONS FOR

FISCAL 2003 COMPARED

TO FISCAL 2002

($ in Millions except EPS data)

	1st Quarter		2nd Quarter		3rd Quarter		4th Quarter		Annual Total
	2003 Actual	2002 Actual(2)	2003 Actual	2002 Actual(3)	2003 Actual	2002 Actual	2003 Projected Range(4)	2002 Actual(1)	2003 Projected Range(4)	2002 Actual(1),(2),(3)

NET SALES	$113.9	$99.3	$135.5	$138.1	$107.4	$111.2	$ 120 - $125	$133.2	$ 476.8 - $481.8	$481.8

INCOME (LOSS) Before cumulative effect of accounting change	$(2.0)	$0.1	$1.8	$3.9	$2.7	$0.5	$ 5.6 - $6.5	$3.5	$ 8.1 - $9.0	$8.0

EPS CALCULATION - Basic income (loss) before cumulative effect of accounting change	$(0.31)	$0.01	$0.29	$0.62	$0.42	$0.07	$ 0.87 - $1.00	$0.55	$ 1.27 - $1.40	$1.25

EPS CALCULATION - Diluted income (loss) before cumulative effect of accounting change	$(0.31)	$0.01	$0.29	$0.62	$0.42	$0.07	$ 0.87 - $1.00	$0.55	$ 1.27 - $1.40	$1.25

Cumulative effect of accounting change	—	$(15.6)	—	—	—	—	—	—	—	$(15.6)

EPS CALCULATION – Basic loss for cumulative effect of accounting change	—	$(2.44)	—	—	—	—	—	—	—	$(2.44)

EPS CALCULATION – Diluted loss for cumulative effect of accounting change	—	$(2.44)	—	—	—	—	—	—	—	$(2.42)

Net income (loss) with cumulative effect of accounting change	$(2.0)	$(15.5)	$1.8	$3.9	$2.7	$0.5	$ 5.6 - $6.5	$3.5	$ 8.1 - $9.0	$(7.6)

EPS CALCULATION –Diluted income (loss) with cumulative effect of accounting change	$(0.31)	$(2.43)	$0.29	$0.62	$0.42	$0.07	$ 0.87 - $1.00	$0.55	$ 1.27 - $1.40	$(1.17)

(1)        In the fourth quarter of fiscal 2002, the Company closed one of its manufacturing facilities in the Dominican Republic and recorded a charge of $0.4 million, or $0.05 on a per share basis.  The Company also announced the streamlining of its sales force and recorded a charge of $0.6 million, or $0.10 on a per share basis.  In addition, the Company settled an outstanding lawsuit and, as a result, reversed the related reserves by $1.9 million to income, a $0.30 positive impact on a per share basis.

(2)        In the first quarter of fiscal 2002, the Company adopted Statement of Financial Standards No. 142, “Goodwill and Other Intangible Assets,” and recorded a $15.6 million impairment of goodwill related to the 1999 acquisition of Jerell, Ltd., the Company’s women’s wear subsidiary.

(3)        During the second quarter of fiscal 2002, the Company recorded a $0.6 million charge for the closure of its Weslaco, Texas cutting operation, or $0.09 per share, and the revision of the Company’s estimate on the 2001 Edinburg, Texas facility write-off, which reversed $1.3 million to income or $0.20 per share.

(4)        During the fourth quarter of fiscal 2003, the Company is expected to record a gain on the sale of its corporate headquarters, net of related one-time costs, of approximately $2.3 to $2.7 million to income, or $0.36 to $0.42 gain on a per share basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 29, 2003
HAGGAR CORP.
(Registrant)

	By:	/s/ David M. Tehle
David M. Tehle
(Executive Vice President and Chief Financial Officer)